UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

ActivIdentity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2009, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Terrapin Holding Corporation, a wholly owned subsidiary of the Company (“Holding”) and wholly owned subsidiary of the Company, Terrapin Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Holding (“Merger Sub”), CoreStreet Ltd., a Delaware corporation (“CoreStreet”), and John F. Burton, acting solely as the stockholder representative.  The Merger Agreement provides that, upon terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into CoreStreet, with CoreStreet continuing as the surviving corporation and an indirect, wholly owned subsidiary of the Company (the “Merger”).  The Merger became effective on December 14, 2009.

Under the terms of the Merger Agreement, upon consummation of the Merger, the Company acquired all of the capital stock of CoreStreet for (i) $14 million in cash (subject to adjustment for cancellation of indebtedness and other specified expenses), (ii) approximately 2.2 million shares of the Company’s common stock (of which approximately 1.5 million shares are subject to an escrow to satisfy certain indemnification obligations of the stockholders of CoreStreet), (iii) warrants for 1.0 million shares of the Company’s common stock with per share exercise price of $4.25 expiring December 31, 2011, (iv) warrants for 1.0 million shares of the Company’s common stock with per share exercise price $5.00 expiring December 31, 2012, and (v) a certain amount of cash to be equal to 50% of CoreStreet’s cash and cash equivalents less certain of its liabilities as of the effective time of the merger. The former holders of CoreStreet capital stock who received the shares of Company common stock or warrants in the Merger agreed not to sell or otherwise dispose of such shares for a period of one year after the effective time of the Merger. The Company common stock issuable in connection with the transaction and upon exercise of the warrants was issued in a private placement.

CoreStreet made customary representations, warranties and covenants, including, among others, covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between execution of the Merger Agreement and consummation of the Merger; (ii) not to engage in certain kinds of transactions during such period; (iii) not to solicit proposals relating to alternative business combination transactions and (iv) to obtain required stockholder approval of the Merger Agreement and the Merger.

The completion of the Merger was subject to various closing conditions, including (i) obtaining the approval of the stockholders of CoreStreet; (ii) no legal or regulatory restraint or prohibition preventing the consummation of the Merger; (iii) subject to certain exceptions, the accuracy of the representations and warranties; (iv) receipt of required consents from third parties; and (v) absence of any material adverse change on CoreStreet.

The foregoing description of certain terms of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

See Item 1.01

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, the Company issued (i) approximately 2.2 million shares of the Company’s common stock (the “Shares”) (of which approximately 1.5 million shares are subject to an escrow to satisfy certain indemnification obligations of the stockholders of CoreStreet), (ii) warrants for 1.0 million shares of the Company’s common stock with per share exercise price of $4.25 expiring December 31, 2011 (the “2011 Warrants”) and (iii) warrants for 1.0 million shares of the Company’s common stock with per share exercise price $5.00 expiring December 31, 2012 (the “2012 Warrants” and, together with the 2011 Warrants, the “Warrants”).  The Shares and Warrants shall be collectively referred to herein as the “Securities.”

The Securities were all issued in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The Company is relying on the exemptions provided by Regulation D promulgated under the Securities Act in connection with such issuances based on the representations made by the recipients of the Securities as to their status as accredited investors.

The Securities and the underlying shares of common stock issuable upon conversion of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing description of certain terms of the Merger Agreement and the Warrants does not purport to be complete, and is qualified in its entirety by reference to the full text of Merger Agreement and forms of the Warrants, copies of which are filed as Exhibits 2.1, 4.1 and 4.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) will be filed by amendment to this Form 8-K within 71 calendar days after the date this initial report on Form 8-K is filed.

(b)           Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the date this initial report on Form 8-K is filed.

(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated December 13, 2009 by and among ActivIdentity Corporation, Terrapin Holding Corporation, Terrapin Acquisition Corporation and CoreStreet, Ltd.
4.1	Form of Warrant to Purchase Shares of Common Stock at $4.25 per share expiring December 31, 2011
4.2	Form of Warrant to Purchase Shares of Common Stock at $5.00 per share expiring December 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivIdentity Corporation
(registrant)

Date: December 18, 2009	By:	/s/ Jacques D. Kerrest
Jacques D. Kerrest
Chief Financial Officer and
Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated December 13, 2009 by and among ActivIdentity Corporation, Terrapin Holding Corporation, Terrapin Acquisition Corporation and CoreStreet, Ltd.
4.1	Form of Warrant to Purchase Shares of Common Stock at $4.25 per share expiring December 31, 2011
4.2	Form of Warrant to Purchase Shares of Common Stock at $5.00 per share expiring December 31, 2012